Exhibit 99.1

Company Presentation

August 2007

Disclaimer

Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets.  Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K (Item 1 - Business).  We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

I.            Overview

II.   Investment Strategy

III.   Financial Information

TABLE OF CONTENTS

Overview

Capital Trust

Largest dedicated commercial real estate subordinate debt investor in the US

Founded by Sam Zell and John Klopp in 1997

Originated over $10.0 billion of investments since inception

Unparalleled track record

Less than 1.0% loss experience on the entire portfolio

Fully integrated internal management structure

Senior management averaging 20 years of experience

Expandable platform

OVERVIEW

OVERVIEW

CT Investment Management
Co., LLC (TRS)

100%

CT Mezzanine
Partners III, Inc.

Unique Business Model

Balance Sheet

Net Interest Margin

Investment Management

Fee Income

+

Capital Trust, Inc.

(NYSE: “CT”)

(Management Contracts)

Investment Manager

CDO Collateral Manager

Special Servicer

CT Large Loan

2006, Inc.

CT High Grade

MezzanineSM

CTX Fund I,

L.P.

Recent Highlights

Balance Sheet - Q2 ‘07 originations of $687 million

Completed acquisition of healthcare real estate lending platform – PRN Capital

Investment Management - Q2 ’07 originations of $842 million

Closed CTX Fund I, L.P. with $50 million of equity commitments to invest in subordinate securities in CDOs (cash, synthetic or hybrid) managed and structured by CT

Upsized equity commitments for CT High Grade Mezzanine SM by $100 million

Capital Raising

Closed CTX CDO I (5/07): CT’s first synthetic off balance sheet CDO secured by $500 million of synthetic and cash commercial real estate debt and securities

Upsized Senior Unsecured Revolving Credit facility (5/07) to $100 million

Closed new $250 million repurchase facility (7/07) with Citigroup

Dividend Activity

Paid Q2 ‘07 dividend of $0.80 per share (+14% YoY)

OVERVIEW

NYSE: CT

Share Price (Close)

Current (8/1/07)                                  $31.10

High (2/7/07)                                        $55.27

Low (7/31/07)                                      $30.93

Valuation Metrics

CT         Peers(1)

Price/Book                   1.2x         0.9x

P/E TTM                     8.8x          8.1x

Div. Yield                   10.3%      16.7%

Daily Volume

Average (5/1/07-8/1/07)              199,722

Trailing 12-Month Performance

Note:

(1) Peer group includes iStar Financial Inc., Anthracite Capital Inc., Newcastle Investment Corp., Arbor Realty Trust, Gramercy Capital Corp.,
      RAIT Investment Trust, NorthStar Realty Finance Corp., and JER Investors Trust Inc.

(2) Last quarter dividend annualized.

OVERVIEW

4Q’ 06 Div.

3Q’ 06 Div.

2Q’ 07 Div.

1Q’ 07 Div.

(2)

OVERVIEW

Growth Strategy

Continue to grow balance sheet assets

Continue to grow investment management business through the sponsorship of additional vehicles

Create the most efficient capital structure through the use of CDOs and other structured products

Expand our franchise

Incubate and/or acquire complementary balance sheet and investment management businesses

Board of Directors

Sam Zell

Thomas Dobrowski

Martin Edelman

Craig Hatkoff

Edward Hyman

John Klopp

Henry Nassau

Joshua Polan

Lynne Sagalyn

OVERVIEW

Seasoned Management Team

Capital Markets

CEO, John Klopp

CFO, Geoffrey Jervis

COO, Stephen Plavin

Finance/Accounting

Administration

CRE Investing

& Lending

CRE Underwriting

& Asset Mgt

CCO, Thomas Ruffing

PRN Capital

Healthcare Lending

Investment Strategy

1996
U.S. Commercial Real Estate Debt Market:
$1.1 Trillion
Other
9%
Banks
40%
Savings & Loans
11%
Agency & Govt
Pools
13%
Life Ins. Cos.
19%
CMBS ($97B)
9%

2006
U.S. Commercial Real Estate Debt Market:
$3.0 Trillion
Other
6%
Banks
44%
Savings & Loans
7%
Agency & Govt
Pools
12%
Life Ins. Cos.
10%
CMBS ($630B)
21%

CAPITAL TRUST

Note:

(1) Source: Federal Reserve Data.

INVESTMENT STRATEGY

A Large and Dynamic Market

CMBS has taken a larger share of a growing market

Market Growth 3x

CMBS Growth 7x

Historical US CMBS Issuance
Cumulative Issuance ($ billions)
Annual Issuance ($ billions)
1,000
800
600
400
200
0
200
180
160
140
120
100
80
60
40
20
0
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Fixed Rate
Floating Rate
Cumulative US CMBS

CAPITALTRUST

INVESTMENT STRATEGY

Growth of Securitization

$153 billion of issuance to date in 2007

Note:

(1) Source: JPMorgan, Commercial Mortgage Alert.

Equity

1st Mortgage

Traditional

Early Stage

A Note

Equity

Mezzanine

Current

Equity

IG CMBS

Equity

Multiple Tranches of

Subordinate CMBS, B Notes,

Mezzanine Loans and

Preferred Equity

Evolving Capital Structure

INVESTMENT STRATEGY

Equity

Senior B Note

Junior B Note

Junior Mezzanine

Senior Mezzanine

INVESTMENT STRATEGY

Relative Value

AAA to A

CMBS

BBB

B

BB

NR

AAA to A

CMBS

BBB

Equity

Floating Rate

$39 Billion 2006

Fixed Rate

$167 Billion 2006

Investment Grade

CDO Notes

CDO Equity

Below IG CDO
Notes

INVESTMENT STRATEGY

Collateralized Debt Obligation Model

Mezzanine Loans

B Notes

Subordinate CMBS

Sold to 3 rd Parties

Retained by
Capital Trust

CDO I

$324 million / Reinvesting

CDO II

$338 million / Reinvesting

CDO III

$341 million / Static

CDO IV

$489 million / Static

CDO I

$253 million: L + 0.62% / 1.06%

CDO II

$299 million: L + 0.49% / 0.71%

CDO III

$270 million:  5.22% / 5.34%

CDO IV

$429 million:  5.52% / 5.62%

INVESTMENT STRATEGY

Competitive Advantages

Investment Origination

Broad Network/Established Relationships

Structural Creativity and Flexibility

Quick Turnaround/Certainty of Closing

Transaction Execution

Credit Underwriting Expertise

Financial Structuring Experience

Proven Process

Capital Access and Structuring Expertise

Equity Sources

Debt Sources

Unparalleled Track Record

Senior Debt Provided by

Morgan Stanley

Town & Country

Portfolio

Nationwide

$1 Billion

Senior Debt Provided by

Calyon

40 Central Park South

New York, NY

$70 Million

Senior Debt Led by

Merrill Lynch

Trizec Office

Portfolio

Nationwide

$6 Billion

Senior Debt Provided by

IXIS Real Estate
Capital

Wyvernwood

Apartments

Los Angeles, CA

$76 Million

Senior Debt Provided by

Wells Fargo

Woodfin & Chase

Hotel Portfolio

Nationwide

$110 Million

Senior Debt Provided by

Wachovia

Broadreach Office

Portfolio

California

$176 Million

Senior Debt Provided by

Goldman Sachs,

Bear Stearns and

Bank of America

EOP Acquisition

Nationwide

$29 Billion

Senior Debt Provided by

Lehman Brothers

The London

New York, NY

$185 Million

Senior Debt Provided by

JPMorgan Chase

and Bank of America

FelCor Portfolio

Nationwide

$250 Million

Senior Debt Provided by

Credit Suisse

Solana

Westlake, TX

$275 Million

Senior Debt Provided by

Eurohypo

Woodlands

Marriott

Woodlands, TX

$50 Million

Senior Debt Provided by

Bear Stearns

and Wachovia

LXR Wyndham
Portfolio

Nationwide

$2.0 Billion

Senior Debt Provided by

Goldman Sachs and

Greenwich Capital

Mervyn’s Portfolio

Nationwide

$950 Million

Senior Debt Provided by

JPMorgan Chase

Resorts International

Portfolio

Nationwide

$960 Million

INVESTMENT STRATEGY

Senior Debt Led by

Capmark

Station Plaza

Hicksville, NY

$55 Million

Origination

Originators

Asset Mgmt.

Approval

Underwriting

Due Diligence

Senior Lenders

Borrowers

Brokers

Deal Team

Business

Credit Team

Finance/Capital

Markets Team

Legal

Structure

Investment

Committee

Board

of Directors

Credit

Providers

Partners

Asset Mgmt. Team

Credit Team

Finance/Capital

Markets Team

Legal

Deal Team

INVESTMENT STRATEGY

Investment Process

Partners

Agencies

Trustees

INVESTMENT STRATEGY

Risk Management Principles

Create diversified portfolios

Asset category, property type and geographic market

Prudently employ leverage

Enhance returns

Increase the size and diversity of the portfolios

Manage a matched book

Control asset/liability mix (index & duration)

Use derivative instruments to hedge interest rate exposure

Maintain the liquidity necessary to hold and protect investments

Financial Information

CT High Grade

MezzanineSM

6/30/07

Assets                        $208

Liabilities                     ---

Equity                       $208

(0.0% owned)

(4.7% owned)

Capital Trust, Inc.

6/30/07

Assets                 $3,189

Liabilities         $2,737

Equity               $452

CT Investment

Management

Co., LLC (TRS)

(100% owned)

(Management Contracts)

III - 1

Net Interest Margin

Base and Incentive

Management Fees

FINANCIAL INFORMATION

($ millions)

(0.0% owned)

CT Large Loan

2006, Inc.

6/30/07

Assets                        $255

Liabilities                 $124

Equity                       $130

CT Mezzanine

Partners III, Inc.

6/30/07

Assets                        $121

Liabilities                   $98

Equity                          $23

Notes:

(1)   Asset level pari passu participations with Capital Trust, Inc.

(2)   Represents the total notional cash exposure to CTX CDO I collateral.

(1)

CTX Fund I,

L.P.

6/30/07

Assets                        $490

Liabilities                     ---

Equity                            $7

(0.01% owned)

(2)

FINANCIAL INFORMATION

Assets ($000s)

Assets

         Cash

         Loans

         CMBS

         Equity Investments

         Total Return Swaps

         Interest Rate Hedges (Swaps)

         Other

Total Assets

Liabilities

         Secured Debt

         CDO Debt

         Credit Facility

         Junior Sub. Debentures

         Participations Sold

         Other

Total Liabilities

Common Equity

6/30/07

$28,266

2,197,529

         891,367

12,109

-

10,570

         48,875

$3,188,716

         $964,807

1,199,748

75,000

128,875

334,244

      33,953

$2,736,627

$452,089

CMBS

Issues/Bonds:

61/80

Face Value:

$931,266

Variable/Fixed:        19% / 81%

GAAP Yield:

7.48%

WAL:

7.0 years

“Average” Rating:

BB+

Equity Investments

$Value

Bracor

$9,920

Fund III

1,705

Capitalized Costs

   484

Total

$12,109

Loans

# of Loans:

87

Face:

$2,200,935

Variable/Fixed:

90% / 10%

GAAP Yield:

8.56%

WAL:

4.2 years

WALTV:

69%

NOI Yield:

10.10%

Notes:

(1)

GAAP Yield multiplied by book balance equates to GAAP income for the asset.

(2)

Appraised value.

(1)

(1)

Interest Rate Hedges (Swaps)

$530 million notional

Pay 4.98% and receive LIBOR

(2)

III - 2

Asset Type
Office 35%
Multi-Family 12%
Other 8%
Industrial 2%
Healthcare 8%
Retail 9%
Hotel 26%
Office
Multi-Family
Hotel
Retail
Healthcare
Industrial
Other

Investment Type
B-Note 21%
CMBS 29%
1st Mtge 18%
Mezz 30%
Other 2%
Mezz
B-Note
CMBS
1st Mtge
Other

Location
NW 4%
SW 25%
SE 12%
MW 5%
Various 23%
NE 31%
NE
SE
NW
SW
MW
Various

CAPITALTRUST

III - 3

FINANCIAL INFORMATION

Portfolio Breakdown

Notes:

(1)

Capital Trust portfolio as of 6/30/07.

Assets

         Cash

         Loans

         CMBS

         Equity Investments

         Total Return Swaps

         Interest Rate Hedges (Swaps)

         Other

Total Assets

Liabilities

         Secured Debt

         CDO Debt

         Credit Facility

         Junior Sub. Debentures

         Participations Sold

         Other

Total Liabilities

Common Equity

6/30/07

$28,266

2,197,529

         891,367

12,109

-

10,570

         48,875

$3,188,716

         $964,807

1,199,748

75,000

128,875

334,244

      33,953

$2,736,627

$452,089

Liabilities and Equity ($000s)

FINANCIAL INFORMATION

Notes:

(1)

Includes in-the-money options as of 6/30/07.

III - 4

Secured Debt

$1.6 billion of committed credit facilities

Multiple providers (Morgan Stanley, Goldman Sachs, Bear Stearns,
Liquid Funding, JPMorgan, Bank of America, Lehman Brothers)

Coupon: LIBOR + 45 bps to LIBOR + 250 bps

GAAP Cost of Funds: 6.47%

Collateralized Debt Obligations

Investment grade CDO Notes sold

Non-recourse, non-mark-to-market, term and index-matched

CDO I & II: weighted average coupon of L + 0.55%, all-in cost L +
0.87%

CDO III & IV: cash cost 5.53%, all-in cost 5.62%

GAAP Cost of Funds:  5.89%

Common Equity

17.7 million shares outstanding(1)

Book value per share: $25.52

16% owned by officers & directors

Trust Preferred Securities

$129 million of trust preferred securities sold

CT Preferred Trust I: 30 yr. term redeemable at par on or after April
2011 - all-in cost fixed at 7.45% to April 2016, L+2.65% thereafter

CT Preferred Trust II: 30 yr. term redeemable at par on or after April
2012 - all-in cost fixed at 7.14% to April 2017, L+2.25% thereafter

GAAP Cost of Funds:  7.30%

Senior Unsecured Credit Facility

$100 million revolving credit facility

Cash cost: L+1.50%, all-in cost L+1.70%

CT Investment

Management

Co., LLC (TRS)

III - 5

FINANCIAL INFORMATION

Investment Management

($ millions)

$1.1 billion of assets under management

$1.2 billion of equity commitments

Notes:

(1)   Asset level pari passu participations with Capital Trust, Inc.

(2)   Represents the total notional cash exposure to CTX CDO I collateral.

CT Mezzanine

Partners III, Inc.

6/30/07

Assets                    $121

Liabilities               $98

Equity                     $23

Investment period expired

$1.2 billion of investments

1.4% mgmt. fee per annum

20% of profits after 10% pref.
return and 100% return of
capital (62.5%/37.5%, CT/Citi)

(CT: 4.7%)

CT Large Loan

2006, Inc.

6/30/07

Assets                    $255

Liabilities               $124

   Equity                     $130

Currently investing

$325 million of equity
commitments

0.75% mgmt. fee per
annum on total assets at
1:1 leverage

(CT: 0.0%)

(1)

CT High Grade

MezzanineSM

6/30/07

Assets                      $208

Liabilities                  ---

   Equity                      $208

(CT: 0.0%)

Currently investing

$350 million of equity
commitments

0.25% mgmt. fee per
annum on total assets

(Management Contracts)

(CT: 0.01%)

Currently investing

$50 million of equity
commitments

CDO collateral
management and
incentive fees

CTX Fund I,

L.P.

6/30/07

Assets                        $490

Liabilities                      ---

Equity                            $7

(2)

Portfolio Net Interest Margin

         Interest Income

         Interest Expense

         Net Interest Margin

Other Revenue

         Management & Advisory Fees

         Incentive Management Fees

         Other

         Subtotal

Other Expenses

         G&A

         D&A

         Subtotal

Recovery of provision for losses

Income/(Loss) from Equity Investments

         Income Taxes

Net Income

Net Income per share (diluted)

Dividends per share

6/30/07

$68,797

40,192

28,605

           582

0

317

899

         7,832

60

7,892

         4,000

230

0

$25,382

$1.43

$0.80

Income Statement ($000s)

FINANCIAL INFORMATION

III - 6

3 Months Ended

(

)

6/30/07

$126,247

76,293

49,954

           1,331

962

694

2,987

         14,644

1,388

16,032

         4,000

933

254

$40,230

$2.27

$1.60

6 Months Ended

(

)

(

)

(

)

(

)

FINANCIAL INFORMATION

III - 7

Conclusion

Dominant franchise in an attractive/growing market niche

Organic growth through:

Balance sheet investments – net interest margin

Assets under management – base and incentive management fees

Stable capital structure through the use of CDOs and other structured products

Expandable platform:

Other real estate strategies

Specialty finance/structured products